SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

    [ ]  Preliminary Information Statement
    [ ]  Confidential, for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
    [X]  Definitive Information Statement


                            VECTOR ENERGY CORPORATION
                          -----------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:
    [ ]  Fee paid previously with preliminary materials.
    [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
         1) Amount previously paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                            VECTOR ENERGY CORPORATION
                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
                               ------------------

                          WRITTEN CONSENTS RELATING TO
                                    MERGER OF

                            VECTOR ENERGY CORPORATION
                              (a Texas corporation)
                                      into
                                VTEX ENERGY, INC.
                             (a Nevada corporation)

     NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from shareholders representing a majority of our outstanding voting interests approving the reincorporation of VECTOR ENERGY CORPORATION in Nevada by merger with and into our wholly owned Nevada subsidiary, VTEX ENERGY, INC.

                               ------------------

     We are not asking you for a Proxy and you are requested not to send us a Proxy.

                               ------------------

     As of the close of business on October 25, 2002, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 78,456,449 shares of our common stock outstanding. Each share of our common stock is entitled to one vote in connection with the reincorporation. There were also 3,000 shares of our Class A-1 Convertible Preferred Stock and 500,000 shares of Class B Preferred Stock outstanding as of October 25, 2002. Each share of Class A-1 Convertible Preferred Stock is entitled to approximately 66,778 votes and each share of Class B Preferred Stock is entitled to 100 votes in connection with the reincorporation. Simultaneously with the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent a majority of the outstanding voting interest, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

     The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of VECTOR ENERGY CORPORATION for certificates representing shares of the common stock of VTEX ENERGY, INC. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange VECTOR ENERGY CORPORATION Certificates for VTEX ENERGY, INC. Certificates" to surrender certificates representing shares of VECTOR ENERGY CORPORATION for certificates representing VTEX ENERGY, INC.

                                  By Order of the Board of Directors,
                                  Stephen Noser
                                  President
Houston, Texas
November 15, 2002

                                     SUMMARY
--------------------------------------------------------------------------------


Transaction:        Reincorporation in Nevada

Purpose: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Nevada - Principal Reasons for Reincorporation"

Record Date:        October 25, 2002

Method: Merger of VECTOR ENERGY CORPORATION with and into our wholly-owned Nevada subsidiary, VTEX ENERGY, INC. See "Reincorporation in Nevada - Principal Features of the Reincorporation"


Exchange Ratios:    One share of VTEX ENERGY,  INC.  common stock will be issued for each 30 shares of VECTOR ENERGY CORPORATION common stock held as of the record date.  One share of VTEX ENERGY,  INC.
                    common stock will be issued for any fractional share of VTEX
                    ENERGY,   INC.   that  would   otherwise   be  issued.   See
                    "Reincorporation  in  Nevada  -  Principal  Features  of the
                    Reincorporation"

                    One  share  of  VTEX  ENERGY,  INC.  Class  A-1  Convertible
                    Preferred Stock, with substantially similar rights, preferences, limitations and designations, will be issued for each share of VECTOR ENERGY CORPORATION Class A-1 Convertible Preferred Stock outstanding as of the record date. One share of VTEX ENERGY, INC. Class B Preferred Stock, with substantially similar rights, preferences, limitations and designations, will be issued for each share of VECTOR ENERGY CORPORATION Class B Preferred Stock outstanding as of the record date. See "Reincorporation in Nevada - Principal Features of the Reincorporation"

Effective Date:     November 15, 2002

Additional
Provisions:         Mandatory exchange of outstanding certificates  representing shares of VECTOR ENERGY Provisions: CORPORATION common stock for certificates  representing  shares of VTEX ENERGY,  INC.
                    common stock and preferred  stock. See  "Reincorporation  in
                    Nevada  -  How  to  Exchange   VECTOR   ENERGY   CORPORATION
                    Certificates   for   VTEX   ENERGY,    INC.    Certificates"

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                   Page
                                                                   ----

QUESTIONS AND ANSWERS .............................................  1

STOCK OWNERSHIP ...................................................  3

REINCORPORATION IN NEVADA .........................................  4

     Principal Reasons for Reincorporation ........................  5

     Principal Features of the Reincorporation ....................  5

     How to Exchange VECTOR ENERGY CORPORATION
     Certificates for VTEX ENERGY, INC. Certificates ..............  6

     Capitalization ...............................................  7

     Significant Differences Between VECTOR ENERGY
     CORPORATION and VTEX ENERGY, INC .............................  7

DEFENSES AGAINST HOSTILE TAKEOVERS ................................ 11

APPRAISAL RIGHTS .................................................. 13


                                      (i)

                              INFORMATION STATEMENT

                              QUESTIONS AND ANSWERS

     This Information Statement is first being sent to stockholders on or about November 15, 2002. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of VECTOR ENERGY CORPORATION in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:   Why is VECTOR ENERGY CORPORATION reincorporating in Nevada?

A: We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, we believe that there are a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, we believe, has resulted in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

Q: Why isn't VECTOR ENERGY CORPORATION holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of the voting interests. Under Texas General Corporation Law and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not required and represents a substantial and avoidable expense.

Q:   What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of VECTOR ENERGY CORPORATION with and into our wholly owned subsidiary, VTEX ENERGY, INC. One new share of VTEX ENERGY, INC. common stock will be issued for each 30 shares of our common stock that is held by our stockholders on October 25, 2002, the record date for the reincorporation. In addition, one new share of VTEX ENERGY, INC. common stock will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of VECTOR ENERGY CORPORATION will cease to trade on the over-the-counter bulletin board market and the shares of VTEX ENERGY, INC. common stock will begin trading in their place beginning on November 15, 2002, under CUSIP number 92980G 10 4 and the new trading symbol "VXEN". Other securities of VECTOR ENERGY CORPORATION, such as the Class A-1 Convertible Preferred stock, the Class B Preferred Stock, options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by VTEX ENERGY, INC.

Q: How will the reincorporation affect the owners, officers, directors and employees of VECTOR ENERGY CORPORATION?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same percentage of VTEX ENERGY, INC. common stock, subject only to insignificant differences relating to the elimination of fractional shares. Our officers, directors and employees will become the officers, directors and employees of VTEX ENERGY, INC. after the effective date of the reincorporation. VTEX ENERGY, INC. will continue our business at the same locations and with the same assets. VECTOR ENERGY CORPORATION will cease to exist on the effective date of the reincorporation.

Q:   How  do  I  exchange   certificates   of  VECTOR  ENERGY   CORPORATION  for
     certificates of VTEX ENERGY, INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, VTEX ENERGY, INC. will issue new certificates representing the number of whole shares of VTEX ENERGY, INC. common stock as soon as practical after the effective date of the reincorporation. If you are not the record owner of your shares because they are held by a brokerage or investment banker, we recommend that you immediately request the issuance to you in your name of a certificate representing your shares of VECTOR ENERGY CORPORATION since VTEX ENERGY, INC. will not issue certificates to The Depository Trust Corporation, Cede & Co., The Securities Depository of Canada, or other nominees.

Q: What happens if I do not surrender my certificates of VECTOR ENERGY CORPORATION?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF VECTOR ENERGY CORPORATION TO RECEIVE SHARES OF VTEX ENERGY, INC. The board of directors has determined that there is a reasonable time for the exchange of certificates before December 31, 2002. VTEX ENERGY, INC. may seek to enforce the mandatory exchange by cancellation of any unexchanged shares. Until you receive shares of VTEX ENERGY, INC. common stock you are not entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of VTEX ENERGY, INC. common stock.

Q:   What if I have lost my VECTOR ENERGY CORPORATION certificates?

A: If you have lost your VECTOR ENERGY CORPORATION certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

                                    Corporate Stock Transfer
                                    3200 Cherry Creek Drive South
                                    Denver, CO 80209
                                    (303) 282-4800

Q:   Can I require VECTOR ENERGY CORPORATION to purchase my stock?

A: No. Under the General Corporation Law of the State of Texas, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:   Who will pay the costs of reincorporation?

A: VTEX ENERGY, INC. will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:   Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of VTEX ENERGY, INC. that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

                                 STOCK OWNERSHIP

     The following table sets forth information as of October 23, 2002, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other four executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

                                                     Shares        Percentage of
                                                   Beneficially     Outstanding
Name, Address and Title     Class                    Owned           Shares (1)
-----------------------     -------------------    -------------   -------------

Samuel M. Skipper           Common                 1,018,017 (2)       1.3%
8303 Southwest Freeway      Class A-1 Preferred        -0-              -0-
Suite 950                   Class B Preferred        250,000            50%
Houston, TX 77074
(Director and CEO)

Stephen Noser               Common                 1,150,003 (3)       1.5%
8303 Southwest Freeway      Class A-1 Preferred        -0-              -0-
Suite 950                   Class B Preferred        250,000            50%
Houston, TX 77074
(Director and President)

Randal B. McDonald, Jr.     Common                   300,000 (4)         *
8303 Southwest Freeway      Class A-1 Preferred        -0-              -0-
Suite 950                   Class B Preferred          -0-              -0-
Houston, TX 77074
(CFO & Treasurer)

Eugene A. Noser, Jr.        Common                 4,945,666 (5)       6.3%
90 Broad Street             Class A-1 Preferred        -0-              -0-
New York, NY 10004          Class B Preferred          -0-              -0-

Wachovia Bank National      Common                     -0-              -0-
    Association             Class A-1 Preferred        3,000           100%
1001 Fannin                 Class B Preferred          -0-              -0-
Suite 2255
Houston, TX 77002

All Officers and            Common                 2,468,020 (6)       1.1%
 Directors as a group       Class A-1 Preferred        -0-              -0-
(3 Persons)                 Class B Preferred        500,000           100%

     *    Less than 1%

     (1) Percentage of beneficial ownership is based on 78,456,449 shares of common stock outstanding as of October 23, 2002. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable as of or within 60 days of October 23, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

     (2) Includes options to purchase 500,000 common shares that are currently exercisable.

     (3) Includes options to purchase 750,000 common shares that are currently exercisable and 100,000 shares indirectly jointly owned with Eugene Noser owned through ownership of 50% of Old Vector Corporation.

     (4) Includes options to purchase 150,000 common shares that are currently exercisable.

     (5) Includes 4,895,666 shares owned indirectly through control of Old Jersey Oil Ventures, L.L.C. and 100,000 shares indirectly jointly owned with Stephen Noser through ownership of 50% of Old Vector Corporation.

     (6)  Includes options to purchase 1,400,000 that are currently exercisable.

                            REINCORPORATION IN NEVADA

     The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Plan and Agreement of Merger between VECTOR ENERGY CORPORATION and VTEX ENERGY, INC., a copy of which is attached hereto as Exhibit "A," or the Articles of
Incorporation of VTEX ENERGY, INC., a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the bylaws of VECTOR ENERGY CORPORATION and the bylaws of VTEX ENERGY, INC. are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

     We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Texas law and will increase the marketability of our securities. Nevada has adopted a modern code governing the formation and operation of corporations. It includes by statute many of the concepts developed judicially in Texas. In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions. Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

     We believe that the price of our common stock may be artificially depressed due to abnormally high short selling by speculators who are not shareholders. We believe that these sales are conducted through a practice commonly known as a "naked short" sale. Certain brokers may have permitted their customers to sell shares that are neither owned by such customers nor borrowed from another shareholder. As a result, the broker has not delivered the shares sold to the purchasers. If this practice is widespread, it creates severe pressure on the price of our stock since there is no limit on the number of shares that are traded. The reincorporation in Nevada will permit us to require the delivery of certificates representing our shares for exchange in connection with the reincorporation or subsequent changes in our capital structure. Moreover, a provision in the bylaws of VTEX ENERGY, INC. provides that all certificates representing shares of VTEX ENERGY, INC. may be issued only in the names of the beneficial owner thereof and not in the name of nominees such as The Depository Trust Corporation, Cede & Co. or The Securities Depository of Canada. This provision will require the physical delivery of certificates representing shares of stock of VTEX ENERGY, INC. any time that there is a transaction. We believe that the practice of naked short sales, and the depression of our stock price which it has caused, will be discouraged.

Principal Features of the Reincorporation

     The reincorporation was effected by the merger of VECTOR ENERGY CORPORATION, a Texas corporation, with and into our wholly owned subsidiary, VTEX ENERGY, INC., a Nevada corporation. VTEX ENERGY, INC. is the surviving entity. The reincorporation became effective on November 15, 2002, the Effective Date.

     On the Effective Date, (i) each of our stockholders as of the record date, October 25, 2002, became entitled to receive one share of VTEX ENERGY, INC. common stock for each 30 shares of our common stock they owned on the record date, (ii) each of our shareholders as of the record date became entitled to receive one share of VTEX ENERGY, INC. common stock for any fractional interest that they would be entitled to receive, (iii) each of the owners of our Class A-1 Convertible Preferred Stock became entitled to receive an equal number of shares of the VTEX ENERGY, INC. Class A-1 Convertible Preferred Stock, (iv) each of the owners of our Class B Preferred Stock became entitled to receive an equal number of shares of the VTEX ENERGY, INC. Class B Preferred Stock, (v) each share of VTEX ENERGY, INC. common stock owned by VECTOR ENERGY CORPORATION was canceled and resumed the status of authorized and unissued VTEX ENERGY, INC. common stock, and (vi) VECTOR ENERGY CORPORATION ceased its corporate existence in the State of Texas.

     To encourage the prompt exchange of certificates representing shares of VECTOR ENERGY CORPORATION for certificates representing shares of VTEX ENERGY, INC. the Plan and Agreement of Merger provides that all certificates representing shares of VECTOR ENERGY CORPORATION must be tendered for exchange on or before December 31, 2002. Moreover, VTEX ENERGY, INC. may enforce the mandatory exchange of certificates and seek cancellation of any shares not exchanged by December 31, 2002.

     The Articles of Incorporation and bylaws of VTEX ENERGY, INC. are substantially identical to the Articles of Incorporation and bylaws of VECTOR ENERGY CORPORATION. Except for the differences between the laws of the State of Texas, which govern VECTOR ENERGY CORPORATION, and the laws of the State of Nevada, which govern VTEX ENERGY, INC., your rights as shareholders will not be affected by the reincorporation. See the information under "Significant Differences between VECTOR ENERGY CORPORATION and VTEX ENERGY, INC." for a summary of the differences between the laws of the State of Texas and the laws of the State of Nevada.

     The board of directors and officers of VTEX ENERGY, INC. consists of the persons who were our directors and officers prior to the reincorporation. Our daily business operations will continue at the principal executive offices at 8303 Southwest Freeway, Suite 950, Houston, Texas 77074.

How to Exchange VECTOR ENERGY CORPORATION Certificates for VTEX ENERGY, INC. Certificates

     Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of VTEX ENERGY, INC. common stock. Upon surrender of a certificate representing our common stock to VTEX ENERGY, INC., together with a duly executed letter of transmittal and the necessary issuance fees, VTEX ENERGY, INC. will issue, as soon as practicable, a certificate representing that number of shares of VTEX ENERGY, INC. common stock you are entitled to receive.

     If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. However, VTEX ENERGY, INC. will not issue certificates to The Depository Trust Corporation, Cede & Co., The Securities Depository of Canada or other nominees. Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers. We recommend that you contact your broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of VTEX ENERGY, INC. common stock in your name on the books and records of VTEX ENERGY, INC.

     You are required to surrender your certificates representing our common stock for certificates representing shares of VTEX ENERGY, INC. common stock. The board of directors of both VECTOR ENERGY CORPORATION and VTEX ENERGY, INC. determined that a reasonable period for you to submit certificates for exchange is by December 31, 2002. Dividends and other distributions declared by VTEX ENERGY, INC. after the Effective Date with respect to common stock and payable to holders of record thereof after the Effective Date will be paid ONLY to the holders of certificates representing VTEX ENERGY, INC. common stock and not to the holders of unsurrendered certificates representing shares of VECTOR ENERGY CORPORATION. In addition, holders of unsurrendered certificates representing shares of our common stock will not be entitled to notice of or to vote at any meetings of the shareholders of VTEX ENERGY, INC. until they surrender the certificate representing VECTOR ENERGY CORPORATION common stock. VTEX ENERGY, INC. may enforce the mandatory delivery of the certificates by action in the Nevada courts if you fail to deliver such certificates for exchange.

Capitalization

     Our authorized capital on the Effective Date consisted of 100,000,000 shares of common stock, no par value, and 50,000,000 shares of Preferred stock, no par value. On the Record Date there were 78,456,449 shares of our common stock, 3,000 shares of our Class A-1 Convertible Preferred Stock and 500,000 shares of our Class B Preferred Stock outstanding. The authorized capital of VTEX ENERGY, INC. consists of 200,000,000 shares of capital stock divided into 150,000,000 shares of common stock, $.001 par value per share, and 50,000,000 shares of preferred stock, $.001 par value per share. The board of directors of VTEX ENERGY, INC. has adopted designations, rights and preferences for preferred stock that are identical to the rights and preferences of the Class A-1 Convertible Preferred Stock and Class B Preferred Stock. As a result of the reincorporation and mandatory exchange of the common stock, VTEX ENERGY, INC. has outstanding approximately 2,615,215 shares of common stock, 3,000 shares of Class A-1 Convertible Preferred Stock, and 500,000 shares of Class B Preferred Stock. In addition, VTEX ENERGY, INC. has reserved 3,380,000 shares of common stock for issuance under outstanding warrants, options and securities convertible into common stock. Accordingly, the board of directors of VTEX ENERGY, INC. will have available approximately 144,000,000 shares of common stock and 49,500,000 shares of preferred stock which are authorized but presently unissued and unreserved. The reincorporation did not affect our total stockholder equity or total capitalization.

Significant Differences Between the VECTOR ENERGY CORPORATION and VTEX ENERGY, INC.

     VECTOR ENERGY CORPORATION was incorporated under the laws of the State of Texas and VTEX ENERGY, INC. is incorporated under the laws of the State of Nevada. Those shareholders that tender their certificates representing the shares of our common stock for exchange will become shareholders of VTEX ENERGY, INC. Their rights as shareholders will be governed by the Nevada Business Corporation Act ("Nevada law") and the Articles of Incorporation and bylaws of VTEX ENERGY, INC. rather than the Texas Business Corporation Act ("Texas law") and the VECTOR ENERGY CORPORATION Articles of Incorporation and bylaws. The Articles of Incorporation and bylaws of VTEX ENERGY, INC. are substantially identical to the Articles of Incorporation and bylaws of VECTOR ENERGY CORPORATION

     The corporate statutes of Nevada and Texas have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Texas law and Nevada law.

     Classified Board of Directors. Both Texas and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. Neither VECTOR ENERGY CORPORATION nor VTEX ENERGY, INC. have classified boards and the reincorporation will not affect the number of or terms in office of the directors.

     Removal of Directors. Under Texas law, members of a board of directors may be removed with or without cause by a majority of the shareholders entitled to vote for the election of directors at a special meeting called for that purpose. Nevada law provides that any or all directors may be removed with or without cause by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation will make it more difficult for the shareholders of VTEX ENERGY, INC. to remove a member of the board of directors.

     Special Meetings of Stockholders. Texas law and the bylaws of VECTOR ENERGY CORPORATION permit special meetings of shareholders to be called by the president, a majority of the board of directors or by the shareholders representing 10% of the shares entitled to vote at such meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Articles of Incorporation and bylaws of VTEX ENERGY, INC. provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. The reincorporation will make it more difficult for the stockholders of VTEX ENERGY, INC. to call a special meeting without the consent of the board of directors.

     Special Meetings Pursuant to Petition of Shareholders. Texas law provides that if an annual meeting of the shareholders is not held within any 13-month period, any shareholder may petition a court to summarily order that a meeting be held. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of VTEX ENERGY, INC. to require that an annual meeting be held without the consent of the board of directors.

     Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors. Texas law provides that each shareholder shall have the right to cumulative voting unless otherwise provided in the articles of incorporation. Nevada law provides that stockholders do not have the right to cumulate their votes unless granted in the articles of incorporation. The Articles of Incorporation of VECTOR ENERGY CORPORATION expressly provide that no shareholder shall be entitled to cumulate their votes and the Articles of Incorporation of VTEX ENERGY, INC. do not provide for cumulative voting. The reincorporation does not change the rights of the shareholders to cumulate their votes.

     Vacancies. Under Texas law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both VECTOR ENERGY CORPORATION and VTEX ENERGY, INC. address the election of persons to fill vacancies on the board of directors in the same manner.

     Indemnification of Officers and Directors and Advancement of Expenses. Both Texas law and Nevada law provide that a corporation may indemnify a director if it is determined by a majority of disinterested directors, special legal counsel selected by a disinterested majority of directors, or the shareholders of the corporation that such director (a) conducted himself in good faith, (b) reasonably believed that his conduct was in the corporations best interest or not opposed to the corporation's best interest, and (c) had no reasonable cause to believe his conduct was unlawful. In both states, a corporation may not indemnify a director in any matter in which the director received an improper benefit or is found liable to the corporation and must indemnify directors in any matter in which the director is successful on the merits. Both Texas and Nevada provide that the board of directors may, in its discretion, advance expenses of defense upon receipt of an affirmation that the director believes that he has met the standard for indemnification and an undertaking to repay such advances if it is ultimately determined that the director was not entitled to indemnification and permit corporations to make the discretionary indemnification mandatory by provision in the articles of incorporation. The bylaws of VECTOR ENERGY CORPORATION and VTEX ENERGY, INC. each provide for the mandatory advancement of expenses of directors and officers.

     Limitation on Personal Liability of Directors. Nevada law permits, and VTEX ENERGY, INC. has adopted, an exclusion of liability of directors to the corporation and its shareholders for all monetary damages relating to a breach of fiduciary duty unless such damages arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. Although no similar provision exists under Texas law, the Articles of Incorporation provide that the directors' liability to the corporation and its shareholders is limited to the extent permitted by Texas law. The reincorporation will result in the elimination of any liability of a director for a breach of the duty unless arising from intentional misconduct, fraud, or a knowing violation of law.

     Dividends. Under the Texas law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends or make other distributions so long as such distribution does not exceed the surplus of the corporation and, after giving effect to the distribution, the corporation is solvent. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation makes it possible for VTEX ENERGY, INC. to pay dividends or other distributions that would not be payable under Texas law. However, neither VECTOR ENERGY CORPORATION nor VTEX ENERGY, INC. have paid a dividend or made any distributions in the past and do not expect to pay a dividend or make a distribution in the future.

     Restrictions on Business Combinations. Nevada law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder that do not exist under Texas law. Under Nevada law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder. After the three-year period, a combination with an interested stockholder is permitted only if approved by a majority of the outstanding voting power not beneficially owned by such interested stockholder and the holders of outstanding common stock other than the interested stockholder receive compensation equal to the highest value paid by the interested stockholder. Texas law does not contain a similar provision and the reincorporation may make it more difficult for a person to effect a merger or other acquisition of VTEX ENERGY, INC. without the approval of the board of directors.

     Limitations on Controlling Shareholders. Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation. Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting. The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest. The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them. Texas does not have a similar provision and the reincorporation may make it more difficult for a person to acquire control of VTEX ENERGY, INC. through acquisition of a majority of the shares issued.

     Amendment to Articles of Incorporation/Articles of Incorporation or Bylaws. Both Texas and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's articles of incorporation. Both Texas and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation if the amendment affects the rights of such class. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Nevada law permits the number of authorized shares of any class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors without action by the shareholders unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the articles of incorporation. The reincorporation will make it easier for VTEX ENERGY, INC. to change its capital structure from time to time.

     Actions by Written Consent of Stockholders. Both Texas and Nevada law permit any action required or permitted to be taken at a meeting of the shareholders to be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Texas law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

     Stockholder Vote for Mergers and Other Corporation Reorganizations. Nevada law requires authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Texas law requires mergers or sales of substantially all the assets to be approved by two-thirds of the outstanding shares but the Articles of Incorporation of VTEX ENERGY, INC. reduce that requirement to a simple majority. Neither Texas nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Physical Delivery Requirement. The bylaws of VTEX ENERGY, INC. contain a restriction on the transfer of certificates representing shares of VTEX ENERGY, INC. common stock to The Depository Trust Corporation, Cede & Co., The Securities Depository of Canada and other similar nominees. This provision is intended to protect the shareholders of VTEX ENERGY, INC. against the effect of "naked short" sales of the common stock by requiring all certificates to be registered in the name of the beneficial owner of the shares represented by it. No similar provision appears in the bylaws or Articles of Incorporation of VECTOR ENERGY CORPORATION. The reincorporation may make the shares of VTEX ENERGY, INC. more difficult to buy or sell as a result of this provision.

                       DEFENSES AGAINST HOSTILE TAKEOVERS

     The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the VTEX ENERGY, INC. Articles of
Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the VTEX ENERGY, INC. Articles of Incorporation and bylaws.

     The anti-takeover provisions of the VTEX ENERGY, INC. Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of VTEX ENERGY, INC. which has not been negotiated with and approved by the VTEX ENERGY, INC. board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of VTEX ENERGY, INC. or a tender offer for all of its capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of VTEX ENERGY, INC. in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of VTEX ENERGY, INC. in a short time. However, to the extent these provisions successfully discourage the acquisition of control of VTEX ENERGY, INC. or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive shareholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those shareholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not shareholders deem such transactions to be in their best interests.

     Authorized Shares of Capital Stock. The VTEX ENERGY, INC. Articles of Incorporation authorizes the issuance of up to 50,000,000 shares of serial preferred stock, without any action on the part of the shareholders. Shares of VTEX ENERGY, INC.'s serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up to 150,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the VTEX ENERGY, INC. shareholders. If the board of directors of VTEX ENERGY, INC. determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

     Stockholder Meetings. Nevada law provides that the annual shareholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The VTEX ENERGY, INC. Articles of Incorporation provides that annual shareholder meetings may be called only by the VTEX ENERGY, INC. board of directors or a duly designated committee of the board. This provision prevents any other person from forcing VTEX ENERGY, INC. to call a meeting of the stockholders unless approved by the board of directors and discourages attempts to disrupt the business of VTEX ENERGY, INC. between annual meetings. Its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of VTEX ENERGY, INC. between annual meetings

     Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. VTEX ENERGY, INC.'s Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of VTEX ENERGY, INC. through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. VTEX ENERGY, INC.'s Articles of Incorporation provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a shareholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the shareholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the shareholders and could inhibit the ability of shareholders to bring up new business in response to recent developments.

     Physical Delivery Requirements for Shares. VTEX ENERGY, INC.'s bylaws prohibit the issuance of certificates to Cede & Co., The Depository Trust Company, The Securities Depository of Canada, and other nominees and require any person holding shares for the benefit of another person to disclose the beneficial owner of such shares to the VTEX ENERGY, INC. No similar provision exists in the bylaws of VECTOR ENERGY CORPORATION. This provision is intended to make it more difficult to sell the securities if VTEX ENERGY, INC. in a "naked short" transaction. It would also make it more difficult for any person to gain a substantial position in the stock of VTEX ENERGY CORP. without the knowledge of the board of directors and may discourage unsolicited attempts to gain control of VTEX ENERGY CORP.

                                APPRAISAL RIGHTS

     The reincorporation was conducted as a merger of VECTOR ENERGY CORPORATION into our wholly owned subsidiary in which the shareholders of VECTOR ENERGY CORPORATION are not required to accept any consideration other than shares of VTEX ENERGY, INC. Texas law does not provide for any right of appraisal or redemption in connection with this transaction and the stockholders of VECTOR ENERGY CORPORATION are not entitled to receive consideration in lieu of the shares of VTEX ENERGY, INC.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER


                                       OF

                            VECTOR ENERGY CORPORATION
                              (a Texas corporation)

                                       AND

                                VTEX ENERGY, INC.
                             (a Nevada corporation)

PLAN AND AGREEMENT OF MERGER entered into on October 25, 2002, by VECTOR ENERGY CORPORATION, a Texas corporation ("Vector"), and approved by resolution adopted by its Board of Directors on said date, and entered into on October 25, 2002, by VTEX ENERGY, INC., a Nevada corporation ("VTEX"), and approved by resolution adopted by its Board of Directors on said date.

     WHEREAS, Vector is a business corporation of the State of Texas with its registered office therein located at 8303 Southwest Freeway, Suite 950, Houston, Texas 77074; and

     WHEREAS, the total number of shares of stock which Vector has authority to issue is 120,000,000, of which 100,000,000 are common stock, no par value per share, and 20,000,000 are preferred stock, no par value per share; and

     WHEREAS, VTEX is a business corporation of the State of Nevada with its registered office therein located at 502 East John Street, City of Carson City; and

     WHEREAS, the total number of shares of stock which VTEX has authority to issue is 200,000,000, of which 150,000,000 are common stock, $.001 par value per share, and 50,000,000 are preferred stock, $.001 par value per share; and

     WHEREAS, the Texas Business Corporation Act permits a merger of a business corporation of the State of Texas with and into a business corporation of another jurisdiction; and

     WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

     WHEREAS, Vector and VTEX and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Vector with and into VTEX pursuant to the provisions of the Texas Business Corporation Act and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Vector and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by VTEX and approved by a resolution adopted by its Board of

Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.

     1. Vector shall, pursuant to the provisions of the Texas Business Corporation Act and to the provisions of the General Corporation Law of the State of Nevada, be merged with and into VTEX, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Nevada. The separate existence of Vector, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Texas Business Corporation Act.

     2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Nevada.

     4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships  and  offices  until  the  election  and  qualification  of  their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     5. Each issued share of the common stock, no par value per share, of the terminating corporation shall, from and after the effective time of the merger, be converted into one thirtieth (.03) share of the common stock of the surviving corporation computed according to the following provisions. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger. Pursuant to the laws of the State of Nevada, certificates represent shares of the common stock of the terminating corporation shall be tendered to the surviving corporation for exchange into certificates representing shares of the common stock of the surviving corporation on or before December 31, 2002, which date the board of directors of the surviving corporation has found and determined to provide a reasonable period for the exchange. The shares of the surviving corporation that are outstanding immediately prior to the effect time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

     6. Each issued share of the preferred stock, no par value per share, of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) share of the preferred stock of the surviving corporation having substantially similar powers, designations, preferences and relative, participating, option and other rights as the preferred shares of the terminating corporation. Pursuant to the laws of the State of Nevada, certificates represent shares of the preferred stock of the terminating corporation shall be tendered to the surviving corporation for exchange into certificates representing shares of the preferred stock of the surviving corporation on or before December 31, 2002, which date the board of directors of the surviving corporation has found and determined to provide a reasonable period for the exchange.

     7. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

     8. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock of the terminating corporation shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one share of the Common Stock of the surviving corporation for each 30 shares of the common stock of the terminating corporation. In the event any such right would result in the issuance of a fractional share of the surviving corporation, such right to purchase or receive such fractional share shall be deemed to be a right to purchase or receive a full share of the surviving corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

     9. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Texas Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Nevada, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Texas and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Texas and the State of Nevada and elsewhere to effectuate the merger herein provided for.

     10. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

     11. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Texas and the State of Nevada, shall be on the last to occur of:

     (a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Texas Business Corporation Act; or

     (b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the General Corporation Law of the State of Nevada, is filed with the Secretary of State of the State of Nevada.

     12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

     13. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Texas and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Vector and the stockholders of VTEX, no such amendment may (a) change the rate of exchange for any shares of Vector or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Vector; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Vector or VTEX.

     IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:   October 25, 2002               VECTOR ENERGY CORPORATION

                                    By: /s/ Samuel M. Skipper
                                        Samuel M. Skipper
                                        Chairman

                                        VTEX ENERGY, INC.

                                    By: /s/ Samuel M. Skipper
                                        Samuel M. Skipper
                                        Chairman

                                    EXHIBIT B


                            ARTICLES OF INCORPORATION

                                       OF

                                ECCO ENERGY CORP.

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

     FIRST: The name of the corporation (hereinafter called the corporation) is ECCO Energy Corp.

     SECOND: The name of the corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City 89706. The mailing address and the street address of the said resident agent are identical.

     THIRD: The aggregate number of shares of all classes of capital stock which the corporation has authority to issue is 200,000,000 of which 150,000,000 are to be shares of common stock, $.001 par value, and 50,000,000 are to be preferred stock, $.001 par value. The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided by the General Corporation Law of the State of Nevada, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     (a) Except as provided in Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitle in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

     In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

     (b) Except as provided in these Articles of Incorporation, the board of directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

     Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

     (c) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

     (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

     FOURTH: The following provisions shall govern the conduct of meetings of the stockholders of the corporation:

     (a) Meetings of the stockholders may be held at such place as the bylaws may provide.

     (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be effected by written consent of stockholders constituting a majority of the voting power entitled to vote on such matter at a meeting.

     (c) Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose power and authority include the power and authority to call such meetings but special meetings may not be called by another person or persons.

     (d) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the corporation or by any stockholder of the corporation entitled to vote generally in the election of directors. In order for a stockholder of the corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

     (e) Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as the appear on the corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     (f) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     FIFTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said board shall be styled as a "Director." The number of members constituting the first board of directors of the corporation is two; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

                  NAME                                   ADDRESS

          SAMUEL M. SKIPPER                        8303 Southwest Freeway
                                                   Suite 950
                                                   Houston, Texas 77074

          STEPHEN NOSER                            8303 Southwest Freeway
                                                   Suite 950
                                                   Houston, Texas 77074

The number of directors of the corporation may be increased or decreased in the manner provided in the bylaws of the corporation; provided, that the number of directors shall never be greater than 15 nor less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation). Exclusive of directors, if any, elected by the holders of preferred stock, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the vote of a majority of the remaining directors, though less than a quorum. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

     SIXTH: The name and the post office box or street address, either residence or business, of the incorporator signing these Articles of Incorporation are as follows:

                  NAME                                   ADDRESS

             Lawrence E. Wilson                       1001 McKinney
                                                      18th Floor
                                                      Houston, TX 77002

     SEVENTH: The corporation shall have perpetual existence.

     EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective

     NINTH: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     TENTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity. The corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

     ELEVENTH: These Articles of Incorporation and the bylaws of the corporation may be repealed, altered, amended or rescinded only by a vote of a majority of the entire board of directors or a majority of the outstanding shares of capital stock, voting as classes.

     TWELFTH: Upon written demand of the Corporation, each record holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of each person for whom such person holds such shares as the beneficial owner, the number, class and series of the shares so held, and manner of holding such shares. Likewise, upon written demand of the Corporation, each beneficial holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of any person who has an interest in such shares, directly or indirectly, and the nature of such interest. As used herein, the terms "beneficial owner" shall mean and include any person who has the sole or joint right to dispose of the shares or direct the disposal of shares, the sole or joint economic interest in the shares, or the sole or joint right to receive or direct the receipt of dividends or other distributions relating to the shares.

     IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on August 26, 2002.


                                  /s/ Lawrence E. Wilson
                                  Lawrence E. Wilson

                            CERTIFICATE OF AMENDMENT
                            ARTICLES OF INCORPORATION
                                       OF
                                ECCO ENERGY CORP.

                                    * * * * *

     FIRST: The undersigned is the sole incorporator of ECCO Energy Corp.

     SECOND: The original Articles of Incorporation of ECCO Energy Corp. were filed with the Secretary of State of the State of Nevada on August 27, 2002.

     THIRD: As of the date hereof, no stock of ECCO Energy Corp. has been issued.

     FOURTH: The Articles of Incorporation of ECCO Energy, Corp. are hereby amended as follows:

     The paragraph entitled "FIRST" in the original Articles of Incorporation is hereby amended in its entirety so that, as amended, the full text of the amended paragraph entitled "FIRST" is as follows:

          "FIRST:   The  name  of  the  corporation   (hereinafter   called  the
     corporation) is VTEX Energy, Inc."


     IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on October 21, 2002.


                                          /s/ Lawrence E. Wilson
                                          Lawrence E. Wilson

                                      B-7